Exhibit 10.9

                                AMENDMENT TO THE
                               OPERATING AGREEMENT
                                       OF

                                    RBE, LLC

                              DATED AUGUST 2, 2004










                                December 1, 2004

                                AMENDMENT TO THE
                             OPERATING AGREEMENT OF
                                    RBE, LLC


         THIS AMENDMENT to the Operating Agreement of RBE, LLC, a Delaware Limited Liability Company, ("Operating Agreement") is entered into and shall be effective this 1st day of December, 2004, among Maverick Oil and Gas, Inc., the Class A Member ("Maverick"); Ferrell RBE Holdings, LLC ("Ferrell"), the Initial Class B Member and Manager, and Bamco Gas, LLC, as an Additional Class B Member.("Bamco") (collectively the "Members").

                              W I T N E S S E T H:

         WHEREAS, the Operating Agreement of RBE, LLC is hereby amended to reflect the transfer of a Percentage Interest of the Ferrell as the Class B Member to Bamco and the admission of Bamco as an Additional Class B Member.

         WHEREAS, the Operating Agreement of RBE, LLC is hereby amended to reflect a change in the capital contribution schedule of the Class A Member.

         NOW, THEREFORE, intending to be legally bound, the Members hereby approve the amendment to the Operating Agreement. The Capital Contribution Schedule of the Members of RBE LLC shall be amended to reflect those percentages listed on Exhibit A, attached.


                                          Managing Member
                                          Ferrell RBE Holdings, LLC



                                          By:  /s/ Dyke Ferrell
                                             ----------------------------------
                                                Dyke Ferrell

                                          Class A Member
                                          Maverick Oil and Gas, Inc.



                                          By:  /s/ Michael Garland
                                             ----------------------------------
                                                Michael Garland, President




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                                          Class B Member
                                          Ferrell RBE Holdings, LLC



                                          By:   /s/ Dyke Ferrell
                                             ----------------------------------
                                               Dyke Ferrell, Manager

                                          Additional Class B Member

                                          Bamco Gas, LLC
                                          By:  FEQ Gas, LLC, Manager
                                          By:  FEQ Investments, Inc., Manager



                                          By:   /s/ Ernest A. Bartlett
                                             ----------------------------------
                                               Ernest A. Bartlett, President